UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 14, 2023

SKYE BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55136	45-0692882
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11250 El Camino Real, Suite 100, San Diego, CA 92130
(Address of principal executive offices)

(858) 410-0266
(Registrant’s telephone number, including area code)
_________________________

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 14, 2023, Bobby Rai resigned as a member of the Board of Directors (the "Board") of Skye Bioscience, Inc. (the "Company") and the Nominating and Corporate Governance Committee of the Board. Mr. Rai's resignation as a director was to focus on other commitments and is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

On February 14, 2023, the Board, upon the recommendation of the Nominating and Corporate Governance Committee of the Board, elected Dr. Deborah Charych, Ph.D. to fill the vacancy created by Mr. Rai's resignation. Dr Church will serve as a director until her successor is duly elected or appointed and qualified or until her earlier retirement, disqualification resignation, removal or death.

Dr. Charych will receive annual director compensation for her service on the Board in an amount equal to $40,000. In addition, on February 14, 2023, the Board granted Dr. Charych stock options (the “Options”) to purchase 250,000 shares of the Company’s common stock, at an exercise price equal to the fair market value per share as of the grant date. The Options shall vest in equal monthly installments over a period of one year from the grant date, subject to Dr. Charych’s continued service on the Board.

In addition, Dr. Charych entered into the Company’s standard indemnification agreement.

Item 8.01. Other Events.
On February 16, 2023, the Company also issued a press release related to Dr. Charych's appointment to the Board. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Press Release
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYE BIOSCIENCE, INC.

Dated: February 16, 2023	/s/ Punit Dhillon
Name: Punit Dhillon
Title: Chief Executive Officer